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                                                              Page 9 of 14 Pages

                                  SCHEDULE 13D


CUSIP NO. 23330X100


                                   EXHIBIT 7.1



         The persons named below hereby agree to file one statement on Schedule 13D to report beneficial ownership as of October 12, 2000 of Common Stock, par value $0.01 per share, of DRS Technologies, Inc., a Delaware corporation, and agree that the statement on Schedule 13D to which this agreement is attached as
Exhibit 7.1 is filed on behalf of each of them.

         This agreement may be executed (including by facsimile transmission) with counterpart signature pages or in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

Dated:  As of October 12, 2000



                                       THE VERITAS CAPITAL FUND, L.P.


                                       By:  Veritas Capital Management, L.L.C.


                                       By:  /s/ Robert B. McKeon
                                            -----------------------------
                                            Name:  Robert B. McKeon
                                            Title: Member



                                       VERITAS CAPITAL MANAGEMENT, L.L.C.


                                       By:  /s/ Robert B. McKeon
                                            -----------------------------
                                            Name:  Robert B. McKeon
                                            Title: Member




                                            /s/ Robert B. McKeon
                                            -----------------------------
                                            ROBERT B. MCKEON


                                            /s/ Thomas J. Campbell
                                            -----------------------------
                                            THOMAS J. CAMPBELL




                                  Exhibit 7.1-9